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                                                                   EXHIBIT 10.1


                                                                 EXECUTION COPY


                               AMENDMENT NO. 4 TO

               AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

          This Amendment No. 4 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the "Amendment"), dated as of September 28, 2006, among Anixter Receivables Corporation, a Delaware corporation (the "Seller"), Anixter Inc., a Delaware corporation ("Anixter"), as the initial Servicer, each financial institution party hereto as a Financial Institution, FALCON ASSET SECURITIZATION COMPANY LLC ("Falcon") and THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation) ("Three Pillars"), as conduits, (collectively, the "Conduits" and each individually, a "Conduit"), SUNTRUST CAPITAL MARKETS and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA) ("JPMorgan"), as managing agents (collectively, the "Managing Agents" and each individually, a "Managing Agent") and JPMorgan, as agent for the Purchasers (the "Agent").

                              W I T N E S S E T H:

          WHEREAS, the Seller, Anixter, the Financial Institutions, Falcon, Three Pillars, the Managing Agents and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of October 3, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"); and

          WHEREAS the parties hereto desire to amend the Agreement on the terms and conditions set forth below;

          NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


     Section 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     Section 2. Amendment to the Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the definition of the term "Liquidity Termination Date" set forth in Exhibit I to the Agreement is amended and restated in its entirety to read as follows

                "Liquidity Termination Date" means September 27, 2007.

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     Section 3. Effective Date. This Amendment shall become effective and shall be deemed effective as of the date first written above when the Agent shall have received a copy of this Amendment duly executed by each of the parties hereto.

     Section 4. Representations and Warranties of the Seller Parties. In order to induce the parties hereto to enter into this Amendment, each of the Seller Parties represents and warrants to the Agent and the Purchasers, as to itself, that:

          (a) The representations and warranties of such Seller Party set forth in Section 5.1 of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Amortization Event or Potential Amortization Event on the date hereof, provided that in the case of any representation or warranty in
     Section 5.1 that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 4(a) shall be made as of such earlier date.

          (b) The execution and delivery by such Seller Party of this Amendment has been duly authorized by proper corporate proceedings of such Seller Party and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Seller Party, enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights generally.

     Section 5. Ratification. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

     Section 6. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

     Section 7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     Section 8. Execution of Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                    * * * * *

                                      -2-


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above:


                                ANIXTER RECEIVABLES CORPORATION,
                                as the Seller


                                By:
                                    ---------------------------------
                                Name:
                                Title:


                                ANIXTER INC.,
                                as the initial Servicer


                                By:
                                    ---------------------------------
                                Name:
                                Title:











                                Signature Page
                              to Amendment No. 4 to
               Amended and Restated Receivables Purchase Agreement





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                                FALCON ASSET SECURITIZATION
                                COMPANY LLC


                                By:   JPMorgan Chase Bank, N.A., its attorney-
                                in-fact


                                By:
                                    ---------------------------------
                                Name:  Ronald J. Atkins
                                Title: Vice President


                                JPMORGAN CHASE BANK, N.A. (successor
                                by merger to Bank One, NA), as a Financial
                                Institution, a Managing Agent and as Agent


                                By:
                                    ---------------------------------
                                Name:  Ronald J. Atkins
                                Title: Vice President











                                Signature Page
                              to Amendment No. 4 to
               Amended and Restated Receivables Purchase Agreement



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                                THREE PILLARS FUNDING LLC (f/k/a Three
                                Pillars Funding Corporation)

                                By:
                                    ---------------------------------
                                Name:
                                Title:   Authorized Signatory


                                SUNTRUST BANK, as a
                                Financial Institution


                                By:
                                    ---------------------------------
                                Name:
                                Title:



                                SUNTRUST CAPITAL MARKETS INC., as a
                                Managing Agent

                                By:
                                    ---------------------------------
                                Name:
                                Title:







                                Signature Page
                              to Amendment No. 4 to
               Amended and Restated Receivables Purchase Agreement